UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

October 3, 2017

FORESTAR GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33662	26-1336998
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6300 Bee Cave Road, Building Two, Suite 500, Austin, Texas 78746

(Address of principal executive offices, including zip code)

(512) 433-5200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 3, 2017, Forestar Group Inc. (“Forestar”) held a special meeting of stockholders to consider and vote on the Agreement and Plan of Merger, dated as of June 29, 2017, among D.R. Horton, Inc., Force Merger Sub, Inc. and Forestar (the “Merger Agreement”) and the transactions contemplated thereby. The proposals are described in detail in the proxy statement/prospectus filed by Forestar with the Securities and Exchange Commission on August 25, 2017. Stockholders representing 32,525,681 shares of Forestar’s common stock, or 77.6% of the shares outstanding as of the record date for the special meeting, were present in person or by proxy. Below are the voting results.

(1)         Adoption of the Merger Agreement:

For:	31,963,244
Against:	195,829
Abstain:	366,608

(2)         Non-binding, advisory approval of specified compensation that may be paid or become payable to Forestar’s named executive officers in connection with the merger:

For:	30,846,849
Against:	1,269,537
Abstain:	409,295

(3)         Adjournment of the special meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement:

Because sufficient proxies were returned to approve Proposal 1 and adopt the Merger Agreement, no proposal to adjourn or postpone the special meeting was made, and therefore no vote was held on Proposal 3.

Item 8.01 Other Events.

On October 3, 2017, Forestar issued a press release announcing that its stockholders voted to adopt the Merger Agreement. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of Forestar, issued October 3, 2017

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Forestar, issued October 3, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORESTAR GROUP INC.

Dated: October 3, 2017	By:	/s/ Charles D. Jehl
		Name:	Charles D. Jehl
		Title:	Chief Financial Officer